                            SAFECO COMMON STOCK TRUST
                           SAFECO TAX-EXEMPT BOND TRUST
                            SAFECO TAXABLE BOND TRUST
                            SAFECO MANAGED BOND TRUST
                            SAFECO MONEY MARKET TRUST

             SUPPLEMENT TO THE ADVISOR CLASS STATEMENT OF ADDITIONAL
                        INFORMATION DATED APRIL 30, 1999

                       SUPPLEMENT DATED SEPTEMBER 1, 1999

THE FOLLOWING INFORMATION SUPPLEMENTS THE FOURTH PARAGRAPH FOLLOWING THE CAPTION "DISTRIBUTION ARRANGEMENTS" ON PAGE 95-96 OF THE ADVISOR CLASS STATEMENT OF ADDITIONAL INFORMATION:


      In addition to the commissions and concessions described in the prospectus, SAFECO Securities may, at its expense, pay additional commissions or promotional incentives to dealers that sell shares of the Funds. Such additional commissions or incentives may be offered only to dealers which satisfy certain sales volume/growth criteria, or which meet other criteria SAFECO Securities establishes from time to time. In connection with such a marketing relationship, SAFECO Securities has agreed to pay WM Financial Services, Inc. additional compensation in the amount of .25% on new sales, other than sales of those Class A Shares which are sold at net asset value and shares of the Money Market Fund for which .10% in additional compensation will be paid.